SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 23, 2004
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                        Stewardship Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)

             New Jersey                     0-21855              22-3351447
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(State or Other Jurisdiction of          (Commission         (IRS Employer
Incorporation)                           File Number)        Identification No.)


630 Godwin Avenue, Midland Park,  NJ                                  07432
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  (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code         (201)  444-7100
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed":

           Exhibit No.                              Description
           -----------                              -----------

          Exhibit 99.1                     Press Release dated April 23, 2004

Item 12.  Results of Operations and Financial Condition

     On April 23, 2004, Stewardship Financial Corporation issued a press release announcing its unaudited results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.









Date:    April 27, 2004                        Stewardship Financial Corporation
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                                               /s/  Julie E. Holland
                                               ---------------------------------
                                                    Julie E. Holland
                                                    Vice President and Treasurer